SC1:3712725.1E FORM OF URBAN EDGE PROPERTIES 2015 OMNIBUS SHARE PLAN NON-EMPLOYEE TRUSTEE RESTRICTED STOCK AGREEMENT RESTRICTED STOCK AGREEMENT (the “Agreement” or “Restricted Stock Agreement”), made as of the date set forth on Schedule A hereto between URBAN EDGE PROPERTIES, a Maryland real estate investment trust (the “Company”), and the Trustee of the Company or one of its affiliates listed on Schedule A (the “Trustee”). RECITALS A. In accordance with the Urban Edge Properties 2015 Omnibus Share Plan, as it may be amended from time to time (the “Plan”), the Company desires, in connection with the service of the Trustee to the Company, to provide the Trustee with an opportunity to acquire shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), and thereby provide additional incentive for the Trustee to promote the progress and success of the business of the Company and its subsidiaries. B. Schedule A hereto sets forth certain significant details of the share grant herein and is incorporated herein by reference. Capitalized terms used herein and not otherwise defined have the meanings provided on Schedule A. NOW, THEREFORE, the Company and the Trustee hereby agree as follows: AGREEMENT 1. Grant of Restricted Stock. On the terms and conditions set forth below, as well as the terms and conditions of the Plan, the Company hereby grants to the Trustee such number of Common Shares as is set forth on Schedule A (the “Restricted Stock”). 2. Vesting Period. The vesting period of the Restricted Stock (the “Vesting Period”) begins on the Grant Date and continues until such date as is set forth on Schedule A as the date on which the Restricted Stock is fully vested. On the first Annual Vesting Date following the date of this Agreement and each Annual Vesting Date thereafter, if any, the number of shares of Restricted Stock equal to the Annual Vesting Amount shall become vested, subject to earlier forfeiture as provided in this Agreement. To the extent that Schedule A provides for amounts or schedules of vesting that conflict with the provisions of this paragraph, the provisions of Schedule A will govern. Except as permitted under Section 9, the shares of Restricted Stock for which the applicable Vesting Period has not expired may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered (whether voluntary or involuntary or by judgment, levy, attachment, garnishment or other legal or equitable proceeding). The Trustee shall not have the right to receive dividends paid on shares of Restricted Stock for which the applicable Vesting Period has not expired. In lieu thereof, the Trustee shall have the right to receive from the Company an amount, in cash, equal to the dividends payable on shares of Restricted Stock for which the applicable Vesting Period has not expired.

-2- SC1:3712725.1E The Trustee shall have the right to vote the Restricted Stock, regardless of whether the applicable Vesting Period has expired. 3. Forfeiture of Restricted Stock. If the service of the Trustee to the Company or its affiliates terminates for any reason except death or following a Change in Control as described below, the shares of Restricted Stock for which the applicable Vesting Period has not expired as of the date of such termination shall be forfeited and returned to the Company. Upon the Trustee’s death or upon the occurrence of a Change in Control of the Company, any shares of Restricted Stock for which the applicable Vesting Period has not expired shall become fully vested and shall not be forfeitable. For purposes of this Restricted Stock Agreement, a “Change in Control” of the Company means the occurrence of one of the following events: (i) individuals who, on the Grant Date, constitute the Board of Trustees of the Company (the “Incumbent Trustees”) cease for any reason to constitute at least a majority of the Board of Trustees (the “Board”), provided that any person becoming a trustee subsequent to the Grant Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for trustee, without objection to such nomination) shall be an Incumbent Trustee; provided, however, that no individual initially elected or nominated as a trustee of the Company as a result of an actual or threatened election contest with respect to trustees or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Trustee; (ii) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the Grant Date, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that an event described in this paragraph (ii) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) the Company or any majority-owned subsidiary of the Company (provided that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any such majority-owned subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities or (D) any person pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); (iii) the consummation of a merger, consolidation, share exchange or similar form of transaction involving the Company or any of its subsidiaries, or the sale of all or substantially all of the Company’s assets (a “Business Transaction”), unless immediately following such Business Transaction (a) more than 50% of the total voting power of the entity resulting from such Business Transaction or the entity acquiring the Company’s assets in such Business Transaction (the “Surviving Corporation”) is beneficially owned, directly or indirectly, by the Company’s shareholders immediately prior to any such Business Transaction, and (b) no person (other than the persons set forth in clauses (A), (B) or (C) of paragraph (ii) above or any tax-qualified, broad-based employee benefit plan of the Surviving

-3- SC1:3712725.1E Corporation or its affiliates) beneficially owns, directly or indirectly, 30% or more of the total voting power of the Surviving Corporation (a “Non-Qualifying Transaction”); or (iv) Board approval of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company’s shareholders in substantially the same proportions as such shareholders owned the Company Voting Securities immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company to Trustee under this Restricted Stock Agreement. 4. Certificates. Each certificate issued in respect of the Restricted Stock awarded under this Restricted Stock Agreement shall be registered in the Trustee’s name and held by the Company until the expiration of the applicable Vesting Period. At the expiration of each Vesting Period, the Company shall deliver to the Trustee (or, if applicable, to the Trustee’s legal representatives, beneficiaries or heirs) certificates representing the number of Common Shares that vested upon the expiration of such Vesting Period. The Trustee agrees that any resale of the Common Shares received upon the expiration of the applicable Vesting Period shall not occur during the “blackout periods” forbidding sales of Company securities, as set forth in the then-applicable Company employee manual or insider trading policy. In addition, any resale shall be made in compliance with the registration requirements of the Securities Act of 1933, as amended, or an applicable exemption therefrom, including, without limitation, the exemption provided by Rule 144 promulgated thereunder (or any successor rule). 5. Taxes. The Trustee is responsible for any federal, state, local or other taxes with respect to the Restricted Stock awarded under this Restricted Stock Agreement. 6. Certain Adjustments. In the event of any change in the outstanding Common Shares by reason of any share dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to common shareholders other than regular dividends, any shares or other securities received by the Trustee with respect to the applicable Restricted Stock for which the Vesting Period shall not have expired will be subject to the same restrictions as the Restricted Stock with respect to an equivalent number of shares and shall be deposited with the Company. 7. Notice. Any notice to be given to the Company shall be addressed to the Secretary of the Company at 888 Seventh Avenue, New York, New York 10019, and any notice to be given the Trustee shall be addressed to the Trustee at the Trustee’s address as it appears on the records of the Company, or at such other address as the Company or the Trustee may hereafter designate in writing to the other. 8. Governing Law. This Restricted Stock Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without references to principles of conflict of laws. 9. Successors and Assigns. This Restricted Stock Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the Company and any successors to the Trustee by will or the laws of descent and

-4- SC1:3712725.1E distribution, but this Restricted Stock Agreement shall not otherwise be assignable or otherwise subject to hypothecation by the Trustee. 10. Severability. If, for any reason, any provision of this Restricted Stock Agreement is held invalid, such invalidity shall not affect any other provision of this Restricted Stock Agreement not so held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Restricted Stock Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Restricted Stock Agreement, shall to the full extent consistent with law continue in full force and effect. 11. Headings. The headings of paragraphs hereof are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Restricted Stock Agreement. 12. Counterparts. This Restricted Stock Agreement may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. 13. Miscellaneous. This Restricted Stock Agreement may not be amended except in writing signed by the Company and the Trustee. Notwithstanding the foregoing, this Restricted Stock Agreement may be amended in writing signed only by the Company to: (a) correct any errors or ambiguities in this Restricted Stock Agreement; and/or (b) to make such changes that do not materially adversely affect the Trustee’s rights hereunder. This grant shall in no way affect the Trustee’s participation or benefits under any other plan or benefit program maintained or provided by the Company. In the event of a conflict between this Restricted Stock Agreement and the Plan, the Plan shall govern. 14. Acknowledgement. The Trustee hereby acknowledges and agrees that this Restricted Stock Agreement and the Restricted Stock issued hereunder shall constitute satisfaction in full of all obligations of the Company, if any, to grant to the Trustee restricted shares pursuant to the terms of any written agreement or letter or other written offer or description of service to the Company executed prior to or coincident with the date hereof. [signature page follows]

-5- SC1:3712725.1E IN WITNESS WHEREOF, this Restricted Stock Agreement has been executed by the parties hereto as of the date and year first above written. URBAN EDGE PROPERTIES By: Name: Title: [Name]

A-1 SC1:3712725.1E SCHEDULE A TO RESTRICTED STOCK AGREEMENT (Terms being defined are in quotation marks.) Date of Restricted Stock Agreement: As of: Name of Trustee: Number of Common Shares Subject to Grant: “Grant Date”: Date on which Restricted Stock is Fully Vested: Vesting Period: “Annual Vesting Amount” Insert the number of shares of Restricted Stock that vest each year or other applicable vesting schedule. “Annual Vesting Date” (or if such date is not a business day, on the next succeeding business day): Insert the calendar date of each year on which shares of Restricted Stock will vest or other appropriate vesting schedule. Initials of Company representative: Initials of Trustee: